EXHIBIT 10.31

Execution Copy

OMNIBUS AMENDMENT NO. 1

This Omnibus Amendment No. 1 (the “Amendment”), dated as of January 18, 2005, among ENCORE SPV I, a Delaware statutory trust, ENCORE CREDIT CORP., a California corporation, BRAVO CREDIT CORPORATION, a California corporation, ECC CAPITAL CORPORATION, a Maryland corporation, DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian and disbursement agent, and solely with respect to the Custodial Agreement and UBS REAL ESTATE SECURITIES INC., a Delaware corporation, amends the following agreements (the “Amended Agreements”):

(A) COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT, dated as of August 1, 2002, among Encore SPV I, (the “Note Issuer”), UBS Real Estate Securities Inc. (“UBS”, f/k/a UBS Warburg Real Estate Securities Inc.), as purchaser of Notes issued thereunder from time to time (UBS, in that capacity, and each other entity that from time to time may be a Purchaser as provided therein, each a “Purchaser”), each Person that from time to time holds any of the Notes issued thereunder (each a “Noteholder”) and UBS Real Estate Securities Inc., as agent for the Purchasers and the Noteholders (in that capacity, the “Agent”), as amended and restated in the AMENDED AND RESTATED COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT, dated as of December 3, 2004, among the Note Issuer, the Agent, and each Purchaser and Noteholder thereunder (as amended and restated, the “Note Purchase Agreement”);

(B) LOAN PURCHASE AGREEMENT, dated as of August 1, 2002, between the Note Issuer and Encore Credit Corp., as previously amended (as amended, the “Loan Purchase Agreement”);

(C) CUSTODIAL AGREEMENT, dated as of August 1, 2002, by and among Encore Credit Corp., the Note Issuer, Deutsche Bank National Trust Company, as custodian (in such capacity, the “Custodian”), Deutsche Bank National Trust Company, as disbursement agent for the Agent pursuant to the Custodial Agreement (in such capacity, the “Disbursement Agent”), and the Agent (the “Custodial Agreement”);

(D) PRICING SIDE LETTER, dated as of December 3, 2004, between the Note Issuer, Encore Credit Corp., each party to the Note Purchase Agreement as a purchaser or a noteholder from time to time and the Agent (the “Pricing Side Letter”).

This Amendment shall constitute Amendment No. 1 to the Note Purchase Agreement, Amendment No. 2 to the Loan Purchase Agreement, Amendment No. 1 to the Custodial Agreement and Amendment No. 1 to the Pricing Side Letter.

A.	Amendments to the Note Purchase Agreement

1.	Bravo Credit Corporation, a California corporation, and ECC Capital Corporation, a Maryland corporation, are hereby added as parties to the Note Purchase Agreement and to this Amendment as additional sellers (together with Encore Credit Corp., jointly and severally, the “Sellers”). All references in the Agreement to “the Seller” in the singular shall be to the Sellers in the plural or to “the related Seller,” as appropriate.

2.	The defined term “Seller” in the Note Purchase Agreement is hereby amended to read as follows:

“Seller” shall mean each of Encore Credit, Bravo Credit Corporation and ECC Capital Corporation, individually, and ‘Sellers’ shall mean Encore Credit, Bravo Credit Corporation and ECC Capital Corporation, collectively.”

3.	Section 9 (r)(i) is hereby amended to read as follows:

“(i) in the case of Steve Holder, failure to be the largest single equity owner of Encore Credit as well as Encore Credit’s Chairman of the Board, and in the case of Shahid Asghar, failure to be Encore Credit’s President,;”

4.	Section 9 (r)(v) is hereby amended to read as follows:

“(v) such Individual fails to be actively engaged in the management of Encore Credit for six consecutive weeks, or the occurrence of a condition or event which clearly results in his inability to be so actively engaged for a prolonged period, as determined by the Agent; or”

B.	Amendments to the Loan Purchase Agreement

1.	Bravo Credit Corporation, a California corporation, and ECC Capital Corporation, a Maryland corporation, are hereby added as parties to the Loan Purchase Agreement and to this Amendment as additional sellers (together with Encore Credit Corp., jointly and severally, the “Sellers”). All references in the Loan Purchase Agreement to “the Seller” in the singular shall be to the Sellers in the plural or to “the related Seller,” as appropriate.

2.	Section 2.01(a) of the Loan Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(a) On the Effective Date and on any Note Purchase Date thereafter until and including the Termination Date, each Seller will sell and does hereby sell, and the Purchaser will purchase and does hereby purchase, the Eligible Mortgage Loans owned by such Seller, whether now existing or hereafter arising, without recourse (except as provided in Sections 3.02 and 4.01(a) hereof). After each such sale, ownership in the Eligible Mortgage Loans will be vested in the Purchaser. In connection with such sale, to the extent that the fair market value of the Eligible Mortgage Loans sold hereby by each Seller exceeds the cash consideration received by such Seller in connection therewith, then simultaneously with such sale to the Purchaser by such Seller of such Eligible Mortgage Loans, the Purchaser shall be deemed to have made a new issuance of equity to such Seller in the amount of such excess and such Seller shall be deemed to have made a similar dividend of such equity interest in the Purchaser to Encore Credit Corp.”

3.	Section 3.01(a)(xii) of the Loan Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(xiii) Tangible Net Worth. As of January 18, 2005, the combined Tangible Net Worth of the Sellers shall not be less than $20,000,000. As used in this Agreement, the “Tangible Net Worth” of the Sellers is the positive excess, if any, of (i) all amounts which would be included under capital on the balance sheets of the Sellers at such date under GAAP, but disregarding (a) assets booked as “organizational expenses” or as “goodwill”, (b) notes due from Affiliates and (c) other intangible assets, over (ii) liabilities;”

4.	The last sentence of Section 4.01(a) of the Agreement is hereby deleted and replaced in its entirety with the following:

“The aggregate amount of this recourse for the Sellers on a combined basis shall not exceed 10% of the greater of (i) the total principal amount of Notes then outstanding under the Note Purchase Agreement and (ii) the Commitment Amount.”

5.	Sections 4.01(h), 4.01(i), 4.01(j) and 4.01(k) of the Agreement are hereby deleted and replaced in their entirety with the following:

“(h) Limitation on Guarantees. The Sellers shall not create, incur, assume or suffer to exist any Guarantees by them of obligations of others, in excess of $100,000 in the aggregate.

(i) Maintenance of Tangible Net Worth. The Sellers shall not permit their combined consolidated Tangible Net Worth to be less than the sum of (a) $20,000,000 plus (b) an amount equal to 50% of their consolidated aggregate or positive Net Income (without deduction for quarterly losses) since December 31, 2003 plus (c) 80% of all capital contributed to the Sellers since December 31, 2003, whether in the form of equity or subordinated debt having substantial equity features.

(j) Maintenance of Liquidity. The Sellers shall not permit their combined unencumbered cash and Cash Equivalents to be less than $2,000,000.

(k) Maintenance of Profitability. Each Seller shall not permit Net Income to be less than $1.00, for any period of three (3) consecutive months (each such period, a “Test Period”), before income taxes for such Test Period and distributions made during such Test Period.”

6.	Section 4.01(n) of the Loan Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(n) Pair-Off Fee. The Sellers agree to convey to the Purchaser a sufficient volume of Mortgage Loans such that the Purchaser will not be obligated to pay any make-whole fee described in Section 4.04(b) of the Note Purchase Agreement. The Sellers further agree to indemnify, jointly and severally, and hold the Purchaser harmless against any such make-whole fee assessed against the Purchaser pursuant to such Section 4.04(b) of the Note Purchase Agreement (the “Pair-Off Fee”).”

7.	Section 4.01(u) of the Loan Purchase Agreement is hereby deleted and replaced in its entirety with the following:

“(u) Indemnification. The Sellers, jointly and severally, hereby agree to indemnify, defend and hold the Purchaser, the Agent, the Note Purchasers, the Noteholders, the Servicer, the Custodian and their respective Affiliates and each of their respective officers, directors, employees, agents, trustees and advisors (each, an “Indemnified Party”) harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys’ fees and amounts paid in settlement) payable to a Person that is not a party to any of the Transaction Documents, or payable by a party to a Transaction Document to another party to a Transaction Document, if any of them may become subject thereto, insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by any Seller of its representations contained in Section 3.01 or its covenants contained in Section 4.01, or any information set forth in this Loan Purchase Agreement or in any schedule delivered by any Seller hereunder or thereunder, being untrue in any material respect at any time or relating to or arising out of this Loan Purchase Agreement or any other Transaction Document that results from anything other than any Indemnified Party’s gross negligence or willful misconduct. The Sellers may offer to assume the defense of any action brought against any Indemnified Party, provided that the counsel proposed to handle the defense be satisfactory to such Indemnified Party in its sole reasonable discretion. If the Indemnified Party agrees to such an arrangement, then the Sellers shall not be liable for any separate counsel for such Indemnified Party. In no event will an Indemnified Party be liable for a settlement effected without its prior consent. The obligations of the Sellers under this Section 4.01(u) shall be considered to have been relied upon by the Purchaser, the Agent, the Note Purchasers, the Noteholders, the Servicer, and the Custodian and shall survive the execution, delivery, and performance of this Loan Purchase Agreement regardless of any investigation made by the Purchaser, the Agent, any Note Purchaser, any Noteholder, the Custodian or on their behalf of any of them. THE INDEMNIFICATION OBLIGATIONS OF EACH SELLER PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE PURCHASER, THE AGENT, ANY NOTE PURCHASER, ANY NOTEHOLDER, THE SERVICER, THE CUSTODIAN OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, TRUSTEES OR AGENTS EXCEPT AS EXPRESSLY STATED IN THIS PARAGRAPH.

The Sellers, jointly and severally, also agree to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party’s reasonable costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party’s rights (including third-party beneficiary rights of the Agent, the Note Purchasers and the Noteholders) under this Loan Purchase Agreement, including without limitation the reasonable fees and disbursements of one counsel for the Note Purchasers and the Noteholders as a group.”

8.	All references to “UBS Warburg Real Estate Securities Inc.” in the Loan Purchase Agreement shall be to “UBS Real Estate Securities Inc.”

C.	Amendments to the Custodial Agreement

1.	Bravo Credit Corporation, a California corporation, and ECC Capital Corporation, a Maryland corporation, are hereby added as parties to the Custodial Agreement and to this Amendment as additional sellers (together with Encore Credit Corp., jointly and severally, the “Sellers”). All references in the Custodial Agreement to “the Seller” in the singular shall be to the Sellers in the plural or to “the related Seller,” as appropriate.

2.	All references to “UBS Warburg Real Estate Securities Inc.” in the Custodial Agreement shall be to “UBS Real Estate Securities Inc.”

D.	Amendment to the Pricing Side Letter

1.	Section 2 of the Pricing Side Letter is hereby deleted and replaced in its entirety with the following:

“Section 2 – Uncommitted Amount

Subject to the terms and conditions set forth herein and in the NPA, the parties agree that for the period beginning the date hereof inclusive and ending on July 30, 2005 inclusive (the “Uncommitted Period”), if the making of any Note Purchase under the NPA would result in the aggregate principal amount of Notes outstanding to exceed $750,000,000, then the maximum amount of such Note Purchase will be reduced such that aggregate principal amount of Notes outstanding will not exceed $750,000,000. The parties acknowledge that the $750,000,000 figure reflects an additional $250,000,000 which may be advanced to the Note Issuer as an uncommitted amount during the Uncommitted Period, in the sole and absolute discretion of the Agent.”

E.	General Provisions

1.	Governing Law. This Amendment, in all respects, shall be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance, without regard to principles of conflicts of law.

2.	Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute but one and the same instrument.

3.

Merger and Integration. Upon execution of this Amendment by the parties to the Agreement, this Amendment shall be incorporated into and merged together with the Agreement. Except as provided herein, all provisions, terms and conditions of the

Agreement shall remain in full force and effect and the Agreement as hereby amended is further ratified and reconfirmed in all respects.

4.	Capitalized Terms. Capitalized terms used herein and not defined herein have their respective meanings as set forth in the Amended Agreements.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date specified above.

NOTE ISSUER

ENCORE SPV I

By:	Encore Credit Corp., as Administrator

By:	/s/ W.E. MOFFATT
Name: William E. Moffatt
Title: Treasurer

Countersigned:

By:	/s/ CHRIS DIANGELO
Chris DiAngelo, not in his individual capacity, but solely as Special Manager

Address for Notices:

Encore SPV I c/o Encore Credit Corp. 1833 Alton Parkway Irvine, California 92606 Attention: John Kontoulis Alanna Darling Telecopier No: (949) 856-8799 Telephone No: (949) 856-8399

With a copy to:

Dewey Ballantine LLP 1301 Avenue of the Americas New York, New York 10019 Attention: Chris DiAngelo Telecopy No.: (212) 259-6719 Telephone No.: (212) 259-6718

[Signature page to Omnibus Amendment No.1]

SELLERS

ENCORE CREDIT CORP.

By:	/s/ WILLIAM E. MOFFATT
Name: William E. Moffatt
Title: Treasurer

Address for Notices:
1833 Alton Parkway Irvine, California 92606 Attention: Bill Moffatt Telecopier No: (949) 717-3076 Telephone No: (949) 856-8300

BRAVO CREDIT CORPORATION

By:	/s/ JOHN KONTOULIS
Name: John Kontoulis
Title: EVP

Address for Notices:
1833 Alton Parkway Irvine, California 92606 Attention: Bill Moffatt Telecopier No: (949) 717-3076 Telephone No: (949) 856-8300

ECC CAPITAL CORPORATION

By:	/s/ WILLIAM E. MOFFATT
Name: William E. Moffatt
Title: Treasurer

Address for Notices:
1833 Alton Parkway Irvine, California 92606 Attention: Bill Moffatt Telecopier No: (949) 717-3076 Telephone No: (949) 856-8300

[Signature page to Omnibus Amendment No.1]

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian

By:	/s/ ANDREW HAYS
Name: Andrew Hays
Title: Associate

Address for Notices:

1761 East St. Andrew Place Santa Ana, California 92705 Attention: Mortgage Custody-EN020C Telecopier No.: 714-247-6035 Telephone No: 714-247-6000

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Disbursement Agent

By:	/s/ CHRISTOPHER CORCORAN
Name: Christopher Corcoran
Title: Assistant Vice President

Address for Notices:

1761 East St. Andrew Place Santa Ana, California 92705 Attention: Mortgage Custody-EN020C Telecopier No.: 714-247-6085 Telephone No: 714-247-6000

[Signature page to Omnibus Amendment No.1]

AGENT

UBS REAL ESTATE SECURITIES INC.

By:	/s/ ROBERT CARPENTER
Name: Robert Carpenter
Title: Director

By:	/s/ GEORGE A. MANGIARACINA
Name: George A. Mangiaracina
Title: Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019 Attention: Robert Carpenter George A. Mangiaracina Telecopier No: (212) 713-9597 Telephone No: (212) 713-2000

PURCHASER

UBS REAL ESTATE SECURITIES INC.

By:	/s/ ROBERT CARPENTER
Name: Robert Carpenter
Title: Director

By:	/s/ GEORGE A. MANGIARACINA
Name: George A. Mangiaracina
Title: Managing Director

Address for Notices:

1285 Avenue of the Americas New York, New York 10019 Attention: Robert Carpenter George A. Mangiaracina Telecopier No: (212) 713-9597 Telephone No: (212) 713-2000

[Signature page to Omnibus Amendment No.1]

GUARANTORS

Acknowledged and accepted by each of the undersigned as guarantor under the respective Personal Guaranty dated as of August 15, 2002, by the undersigned for the benefit of the Agent.

By:	/s/ STEVE HOLDER
Name: Steve Holder

By:	/s/ SHAHID ASGHAR
Name: Shahid Asghar

By:	/s/ MARIA YI-SCHROEDER
Name: Maria Yi-Schroeder

[Signature page to Omnibus Amendment No.1]